UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 16, 2013

Date of Report (Date of earliest event
reported)

NPS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23272	87-0439579
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

550 Hills Drive, 3rd Floor

Bedminster, NJ 07921

(Address of principal executive offices)

(908) 450-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2013, Edward Stratemeier, NPS Pharmaceuticals, Inc.’s (the “Company”) Senior Vice President, Legal Affairs, General Counsel and Corporate Secretary, notified the Company that he intends to retire on the earlier of March 31, 2014 or the date that the Company has named an acceptable replacement to assume Mr. Stratemeier’s responsibilities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2013	NPS PHARMACEUTICALS, INC.

	By:	/s/ EDWARD STRATEMEIER
Edward Stratemeier
Senior Vice President, General Counsel and Secretary